UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier HyperiUS Global Equity Fund

Frontegra Asset Management, Inc.

December 31, 2023

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund
Report from MFG Asset Management	3
Investment Highlights	5
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	7
Investment Highlights	9
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	11
Investment Highlights	13
Frontier HyperiUS Global Equity Fund
Report from H.A.M.L.	15
Investment Highlights	17
Expense Example	18
Schedules of Investments
Frontier MFG Global Equity Fund	20
Frontier MFG Global Sustainable Fund	22
Frontier MFG Core Infrastructure Fund	24
Frontier HyperiUS Global Equity Fund	27
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	41

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

REPORT FROM FRONTEGRA ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2023. The S&P 500 Index was up 8.04%. International stocks, as measured by the MSCI EAFE Index, returned 5.88% over the six-month period.

Fund Results

The Frontier MFG Global Equity Fund, Institutional Class, managed by MFG Asset Management ("MFG"), returned 7.35% (net) versus the MSCI World Index (Net) return of 7.56% for the six-month period ending December 31, 2023.

The Frontier MFG Global Sustainable Fund, Institutional Class, also managed by MFG, returned 9.94% (net) versus the MSCI World Index (Net) return of 7.56% for the six-month period ending December 31, 2023. The Service Class shares returned 9.97% (net) over the same time period.

For the six-month period ending December 31, 2023, the Frontier MFG Core Infrastructure Fund, Institutional Class, also managed by MFG, returned 1.35% (net) versus the S&P Global Infrastructure Index return of 2.86%. The Service Class shares returned 1.30% (net) over the same time period.

The Frontier HyperiUS Global Equity Fund, managed by H.A.M.L., returned 13.07% (net) for the Institutional Class versus the MSCI World Index (Net) return of 7.56% for the six-month period ending December 31, 2023. The Service Class shares returned 13.09% (net) over the same time period.

Market Review

The stock market's momentum continued in the second half of 2023, albeit at a slower pace than the first half of the calendar year. Inflation abated significantly, yet interest rates remained persistently higher than expected. Wars continue in Ukraine and Gaza, and they pose a material threat to market stability. The combination of higher rates and global tensions have fueled fears of a looming recession, yet markets have to date remained steady.

We will continue to oversee the management of the Frontier Funds with the agility and skill our shareholders have come to expect. As always, we appreciate your investment and continued confidence in us.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund is capital appreciation.

Performance Review

The Frontier MFG Global Equity Fund (Institutional Class) returned 7.35%, net of fees, for the six-month period ending December 31, 2023. The Fund underperformed the 7.56% return of the benchmark, the MSCI World Index (Net). For the year, the Global Equity Fund returned 24.25%, net of fees, compared to the benchmark return of 23.79%.

The Fund recorded a positive return for the six months. The stocks that contributed the most in local currency terms over the six-month period included Intuit, Amazon, Microsoft, Trane Technologies and Intercontinental Exchange. Intuit (up 37%) and Microsoft are both benefiting from strategic clarity on how each will incorporate AI into their product suites leveraging their competitive edge and thus commercialising a significant future opportunity. Amazon (up 16%) is strongly aligned with the AI trend, cloud trend and through leveraging its extraordinary logistics infrastructure and huge subscriber base to keep growing earnings. Trane Technologies (up 28%) continues to deliver strong results as it captures the opportunities in greener buildings and transport. ICE has now completed its Black Knight acquisition and a fall-back in U.S. mortgage rates bodes well for origination volumes, which will benefit the group.

The stocks that detracted the most in local currency terms over the six months included LVMH, Diageo, Nestlé and AIA. Both LVMH and AIA (each down ~14%) have fallen back after rallying strongly early in the year on excitement surrounding the potential for a strong rebound in Chinese spending and travel. While improved, such spending and travel has not lived up to the anticipation as supply constraints have held back international travel by the Chinese and weak consumer confidence has weighed on domestic consumption. Consumer staples have been pressured broadly as investors position towards cyclicals and Nestlé and Diageo have experienced short-term weakness in results due to one-off factors that should resolve.

Fund Outlook and Strategy

2023 ended with a bang as markets almost everywhere (Ok, not China) rallied. Breadth expanded beyond the few stocks that led market strength in 2023, and financials caught some interest as a benign U.S. economic backdrop became a more consensus view. We are seeing recessions in Europe, clear weakness in China and still some small risk of a brief period of economic weakness in the U.S. even though in late 2023 U.S. growth accelerated. Without a notable slowdown in its economy, accompanied by deteriorating employment conditions, or a concern that deflation could be ahead, we doubt the U.S. Federal Reserve will feel compelled to cut its policy rates too quickly. We expect U.S. 10-year Treasuries at around 4% for a while yet and quantitative tightening to continue even as inflation further comes back to levels seen as acceptable to central banks around the world, but this is no longer a major headwind for equity markets and indeed likely becomes a tailwind sometime during 2024. September Federal Reserve projections (rates, GDP growth, unemployment) were all revised to reflect a sustainably stronger economic outlook, and nothing thus far has contradicted this.

In many respects the world looks to be in good shape economically. Measures of consumer sentiment show gloominess amongst Americans, but this seems somewhat at odds with prospects and perhaps is a function of social media's negative lens. We continue to see remarkable progress in many areas and numerous opportunities within markets and we encourage a longer-term and disciplined approach by investors.

Areas of consternation largely reflect some level of dysfunction politically and geopolitically — migrant crises, the Israel/Hamas conflict, income inequality and high government debt — and we can add to that regular weather calamities. Yet in the U.S., economic growth (real) has accelerated and is likely to be close to 3% in 4Q23 vs 0.7% a year ago. Unemployment has been below 4% for the longest period since the 1960s and the participation rate amongst 18- to 64-year-olds is the best it's been since 2009. With falling inflation, real wages are up and wealth drivers of housing and share markets mean household net worth is up strongly. While a myopically short-term and rubbery tool (yet quoted by many), the one-year forward price earnings multiple for U.S. stocks is lower today than a year ago.

Prospects for corporate earnings and cash flows mean an exciting backdrop for long-term investors. New projects are being undertaken as the trends of decarbonisation, digitisation and deglobalisation gain momentum. U.S. non-residential construction spend is strong and has one of the highest growth multipliers (estimated at 3x) of any industry. Even if interest rates do not fall materially, we believe opportunities outweigh the risks within equity markets.

Stepping to the portfolio positioning of the Fund, we are positive on the opportunity in global equities. We believe there are boundless opportunities in front of us for our well-managed companies with strong competitive advantages to deliver exceptional earnings and cash flow growth in coming years. Strong earnings mitigate rate volatility risk over a longer time horizon and so the portfolio is tilted towards those companies we believe can keep delivering better-than-expected results through time and are yielding high cash flows from their operations even today.

We anticipate some volatility in markets may accompany us over the next few months as share prices continue to adapt to the evolving interest rate environment and reshaping of economic growth. Risk is not volatility. We work diligently to assess the real risks that face our portfolio companies and will continue to hold the line on our absolute return objective. We thank you for the trust you place in us.

Yours sincerely,

Nikki Thomas, CFA	Arvid Streimann, CFA
Portfolio Manager	Portfolio Manager
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 12/31/13. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return*

FOR PERIODS ENDED 12/31/23	FUND	INDEX
SIX MONTHS	7.35%	7.56%
ONE YEAR	24.25%	23.79%
FIVE YEAR AVERAGE ANNUAL	9.58%	12.80%
TEN YEAR
AVERAGE ANNUAL	8.42%	8.60%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.94%
NET EXPENSE RATIO	0.80%

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REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

Performance Review

The Frontier MFG Global Sustainable Fund, Institutional Class, returned 9.94%, net of fees, for the six-month period ending December 31, 2023. The Fund outperformed the 7.56% return of the benchmark, the MSCI World Index (Net). For the year, the Fund returned 31.64%, net of fees, compared to the benchmark return of 23.79%.

The Fund delivered solid performance over the past six months, both in absolute terms and relative to the MSCI World Index. Key contributors included U.S. Bancorp, Alphabet and Booking Holdings. U.S. Bancorp benefited from the improved outlook for the U.S. economy, which eased fears of significant credit losses. In addition, lower long-term interest rates should reduce losses on their securities book, benefiting the bank's capital position. Alphabet performed strongly on positive earnings revisions supported by accelerating top-line growth in Search and YouTube, a further easing of concerns related to the disruption of Search by AI, and the assumed end to the interest rate tightening cycle. Booking's outperformance was driven by resilient travel demand trends and improved medium-term margin outlook thanks to continued progress on direct booking initiatives, performance marketing efficiencies and improved competitiveness in North America.

Key detractors included Dollar General, Nestlé and Yum! Brands. Dollar General is in the early stages of a turnaround in sales growth and profitability. The previous CEO is back to settle the ship, and his messaging and plan appear sensible. After bouncing off its lows, Dollar General still offers a solid, defensive investment return. For Nestlé, investors have grown cautious on the growth outlook for food and beverage staples owing to the potential for price deflation across branded goods. The company's short-term growth was also temporarily affected by a supply outage in vitamins, minerals and supplements (VMS) owing to an IT-related issue. We view Nestle's valuation as compelling given the expectation for strong free cash flow growth and improved execution. Yum! Brands' share price underperformance has been affected by sector rotation out of consumer defensive stocks, as well as market concerns about a stalled economic recovery in China and slowing share repurchases in a higher interest rate environment. Our confidence in the long-term store roll-out opportunity, particularly in emerging markets, remains unchanged and we are supportive of the company's efforts to moderate financial leverage levels in the current environment.

Fund Outlook and Strategy

Following the rally in late 2023, markets enter 2024 relatively fully valued. The market continues to price in a Goldilocks scenario, with central banks tapping the brakes sufficiently to bring inflation under control, but not so much as to trigger a deep recession. The credibility of this position has been aided by the Federal Reserve's recent comments suggesting that U.S. interest rate rises are complete. However, economic forecasting is notoriously error prone, and while we view the base case of a soft landing as reasonable, we are mindful that a more adverse outcome is certainly possible. At current market valuations there is little room for such an error, and consequently we continue to position the portfolio conservatively.

With market returns unlikely to benefit materially from higher valuations given current above-average levels, we anticipate returns are more likely to be driven by earnings growth. We believe our portfolio companies remain well placed to deliver solid earnings growth in the years ahead, reflecting their high quality, strong free cash flow generation, and the benefit of long-term structural tailwinds such as AI adoption.

Yours sincerely,

Alan Pullen	Hannah Dickinson
Portfolio Manager	Portfolio Manager
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/23	FUND	INDEX
SIX MONTHS	9.94%	7.56%
ONE YEAR	31.64%	23.79%
AVERAGE ANNUAL SINCE INCEPTION	7.99%	11.48%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.50%
NET EXPENSE RATIO	0.80%

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REPORT FROM MFG ASSET MANAGEMENT (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 1.35%, net of fees, for the six-month period ending December 31, 2023. The Fund's return underperformed the 2.86% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned 4.86%, net of fees, compared to the benchmark's return of 6.79%.

The Fund recorded a positive return for the six-month period ending December 31, 2023. The stocks that contributed the most over the six-month period included Ferrovial, Aena and American Tower. Spanish toll road and airport operator Ferrovial rose on the back of strong traffic growth across its asset portfolio. Meanwhile, Spanish airport operator Aena lifted on traffic activity that is now above pre-pandemic levels, as well as better-than-anticipated passenger spending that has been enhanced by Brexit developments. Shares of American Tower traded higher during the period as falling bond yields reflected better-than-expected inflation numbers.

The stocks that detracted the most during the six-month period included Groupe ADP, Exelon and Algonquin Power & Utilities. French airport operator Groupe ADP fell as it guided to larger-than-expected operating costs relating to higher staffing for upcoming major events in Paris. Shares of U.S. utility, Exelon, fell after an adverse decision from its regulator in Illinois relating to its authorised returns and planned capital investments. Meanwhile, shares of Canada-based utility Algonquin Power & Utilities declined as weaker industry valuations for renewable assets did not bode well for the company's restructuring plans.

Fund Outlook and Strategy

Notwithstanding our expectations for greater volatility in the short to medium term driven by inflation and interest rates, we are confident that the underlying businesses we have included in our defined universe and in our investment strategy will prove resilient over the longer term. We regard the businesses we invest in to be of high quality and, while short-term movements in share prices reflect issues of the day, we expect that share prices in the longer term will reflect the underlying cash flows leading to investment returns consistent with our expectations.

The strategy seeks to provide investors with attractive risk-adjusted returns from infrastructure securities. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, we believe the resilient nature of earnings and the structural linkage of those earnings to inflation means that investment returns typically generated by infrastructure stocks are different from standard asset classes and offer investors diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the historically reliable financial performance of infrastructure investments makes them attractive, and an investment in listed infrastructure has the potential to reward patient investors with a long-term time frame.

Yours sincerely,

Gerald Stack	Ben McVicar
Portfolio Manager	Portfolio Manager
MFG Asset Management	MFG Asset Management
Jowell Amores
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 12/31/13. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return*

FOR PERIODS ENDED 12/31/23	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	1.35%	7.56%	2.86%
ONE YEAR	4.86%	23.79%	6.79%
FIVE YEAR AVERAGE ANNUAL	6.83%	12.80%	7.37%
TEN YEAR AVERAGE ANNUAL	6.71%	8.60%	5.73%
Institutional Class Expenses
GROSS EXPENSE RATIO	0.60%
NET EXPENSE RATIO	0.50%

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REPORT FROM H.A.M.L. (Unaudited)

Dear Fellow Shareholders:

The investment objective of the Frontier HyperiUS Global Equity Fund is to seek long-term capital growth.

Performance Review

Global equity market indices were marginally higher over the period from July 1, 2023, to December 31, 2023, as central bank policy tightening looked to have peaked. In the U.S., the Federal Reserve reversed their hawkish narrative, pausing their rate hikes and flagging potential cuts over the 2024 calendar year.

The Frontier HyperiUS Global Equity Fund, Institutional Class, returned 13.07% for the six months ended December 31, 2023, outperforming its benchmark, the MSCI World Index (Net), which returned 7.56% over the same time frame. For the year, the Fund returned 68.09% compared to the benchmark's return of 23.79%.

ServiceNow Inc. and Amazon.com Inc. were the top contributors to the Fund's performance over the period. ServiceNow provides a workflow automation platform which enables companies to streamline their business operations, improving productivity and reducing costs. ServiceNow has consistently exceeded the high end of both their subscription revenue and operating income margin targets in recent quarters. In an environment where IT budgets are constrained, companies are increasingly prioritising software that reduces costs and offers a quick time-to-value. We believe ServiceNow is very well positioned in the current environment given the strong return-on-investment of their platform, enabling businesses to operate at a faster pace while reducing their cost base. The recent release of GenAI-embedded products appears compelling and should provide a strong revenue growth opportunity over the medium term. For the GenAI-embedded Pro Plus offering, ServiceNow disclosed a list price 60% higher than the existing Pro offering. ServiceNow's current guidance is a subscription revenue target of $15bn+ by FY26 which compares to subscription revenue of $8.6bn that management guided to in FY23. We believe the FY26 target to be conservative.

Tesla Inc. and Kering SA were the largest detractors from the Fund's performance over the period. Tesla saw its share price fluctuate throughout the period, ending 5.1% lower. The company reported strong vehicle delivery numbers throughout the period while maintaining their guidance for 1.8m vehicle deliveries over FY23, which they have since achieved. The company began delivery of its highly innovative Cybertruck utility vehicle in November though noted that there will be challenges in reaching volume production and cash-flow breakeven for this product. The high interest rate environment continues to affect vehicle affordability across the whole automotive industry creating some uncertainty in the near term. Longer term, we continue to be excited by Tesla's prospects including their advancements in Artificial Intelligence (AI), full-self driving, and their energy business (with signs of it being highly profitable). Tesla remains a core holding of the Fund.

Fund Outlook and Strategy

The December half saw strong absolute and relative performance for the Fund with most of our holdings producing positive share price moves over the period. Throughout the period we saw the economic outlook moderate as inflation continued its downward trajectory, supply chain disruptions eased, and central bank policymakers began to revise their hawkish outlooks. The moderation of economic activity, and strong relative financial results from our portfolio holdings were the two main drivers for the positive performance of the Fund.

We believe there are several emerging themes to be excited about for the year ahead. The first is a focus on companies being valued more based on their underlying fundamentals as opposed to moves in bond yields. H.A.M.L. aims to invest in growth companies with a high-quality component. Our 10-year forecast earnings-per-share (EPS) growth profile for the Fund is significantly above the benchmark's likely future earnings growth rate. We believe the difference between our Fund's EPS growth, and the relevant benchmark's EPS growth is a key driver of alpha over the long term.

The second emerging theme is AI and Machine Learning (ML). A lot of our portfolio companies have had AI or ML embedded in their products over the last decade. We believe this paradigm shift into AI and ML is real and may have the potential to create a rarely seen opportunity to increase equity values, similar to the emergence of the internet, smartphones, the development of cloud computing and the proliferation of software. These unusual moments have in the past greatly rewarded market leaders who could capture a large part of that value uplift. We believe our portfolio is well positioned to benefit from AI and ML.

Finally, we believe the duration impact of higher bond yields that our portfolio has experienced over the past two years continues to provide an excellent opportunity for long-term investors. The long-term return outlook for the Fund remains attractive with a forecast internal rate of return that is above the long-term historical average.

We believe the companies in which the Fund invests have robust franchises and grow by taking market share. We believe our holdings have strong fundamentals with high returns on capital which can be sustained over the long term, low financial gearing, and the ability to produce positive free cash flows that grow at double digit rates over time. We believe the macro headwinds the Fund has faced over the past couple of years are in the process of ending and these headwinds have the potential to become tailwinds in future years.

Yours sincerely,

Mark Arnold	Jason Orthman
Lead Portfolio Manager	Lead Portfolio Manager
H.A.M.L.	H.A.M.L.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/15/21 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/15/21 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2025, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/23	FUND	INDEX
SIX MONTHS	13.07%	7.56%
ONE YEAR	68.09%	23.79%
AVERAGE ANNUAL SINCE INCEPTION	(2.83)%	1.54%

Institutional Class Expenses
GROSS EXPENSE RATIO	2.35%
NET EXPENSE RATIO	0.80%

Frontier Funds

EXPENSE EXAMPLE

December 31, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/23 – 12/31/23).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2023 (Unaudited)

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,073.50	0.80%	$4.17
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Global Sustainable Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,099.40	0.80%	$4.22
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Global Sustainable Fund – Service Class
Actual Fund Return	$1,000.00	$1,099.70	0.90%	$4.75
Hypothetical 5% Return	$1,000.00	$1,020.61	0.90%	$4.57
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,013.50	0.50%	$2.53
Hypothetical 5% Return	$1,000.00	$1,022.62	0.50%	$2.54
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,013.00	0.60%	$3.04
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05
HyperiUS Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,130.70	0.80%	$4.28
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
HyperiUS Global Equity Fund – Service Class
Actual Fund Return	$1,000.00	$1,130.90	0.80%	$4.29
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2023 (Unaudited)

Number of Shares		Value
COMMON STOCKS 69.2%
	Canada 2.1%
2,734	Brookfield Corp.	$109,665
	France 3.4%
80	L'Oreal SA	39,800
124	LVMH Moet Hennessy Louis Vuitton SE	100,422
231	Safran SA	40,664
		180,886
	Germany 3.0%
1,041	SAP SE	160,292
	Hong Kong 1.5%
8,979	AIA Group Ltd.	78,251
	Netherlands 3.0%
209	ASML Holding NV	157,285
	Switzerland 2.5%
1,153	Nestle SA	133,677
	United Kingdom 0.8%
1,257	Diageo PLC	45,760
	United States 52.9%
462	Alphabet, Inc. - Class A (a)	64,537
416	Alphabet, Inc. - Class C (a)	58,627
1,774	Amazon.com, Inc. (a)	269,542
585	Apple, Inc.	112,630
71	Chipotle Mexican Grill, Inc. (a)	162,374
1,214	Colgate-Palmolive Co.	96,768
475	HCA Healthcare, Inc.	128,573
1,300	Intercontinental Exchange, Inc.	166,959
257	Intuit, Inc.	160,633
515	Lowe's Companies, Inc.	114,613
385	Mastercard, Inc. - Class A	164,206
310	McDonald's Corp.	91,918
Number of Shares		Value
	United States 52.9% (continued)
730	Microsoft Corp.	$274,509
231	Netflix, Inc. (a)	112,469
484	Republic Services, Inc.	79,817
381	Stryker Corp.	114,094
523	Trane Technologies PLC	127,560
298	UnitedHealth Group, Inc.	156,888
584	Visa, Inc. - Class A	152,045
775	WEC Energy Group, Inc.	65,232
990	Yum! Brands, Inc.	129,353
		2,803,347
	Total Common Stocks
	(Cost $2,170,940)	3,669,163
Principal Amount
SHORT-TERM INVESTMENTS 2.1%
	Money Market Deposit Account 2.1%
$112,793	U.S. Bank N.A., 4.210% (b)	112,793
	Total Short-Term Investments
	(Cost $112,793)	112,793
	Total Investments 71.3%
	(Cost $2,283,733)	3,781,956
	Other Assets in Excess of Liabilities 28.7%	1,520,437
	TOTAL NET ASSETS 100.0%	$5,302,393

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2023.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2023 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	16.4%
Information Technology	16.3
Financials	12.7
Health Care	7.5
Consumer Staples	6.0
Industrials	4.7
Communication Services	4.4
Utilities	1.2
Total Common Stocks	69.2
Total Short-Term Investments	2.1
Total Investments	71.3
Other Assets in Excess of Liabilities	28.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

December 31, 2023 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.3%
	Germany 3.8%
7,082	SAP SE	$1,090,477
	Spain 3.0%
4,817	Aena SME SA	872,637
	Switzerland 10.9%
17,494	Nestle SA	2,028,227
11,242	Novartis AG	1,134,425
		3,162,652
	Taiwan, Province of China 3.2%
8,898	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	925,392
	United Kingdom 4.8%
12,003	Reckitt Benckiser Group PLC	829,239
11,348	Unilever PLC	549,398
		1,378,637
	United States 69.6%
14,622	Alphabet, Inc. - Class C (a)	2,060,679
8,666	Amazon.com, Inc. (a)	1,316,712
3,319	American Express Co.	621,781
5,293	American Tower Corp.	1,142,653
348	Booking Holdings, Inc. (a)	1,234,433
8,675	Dollar General Corp.	1,179,366
18,680	Eversource Energy	1,152,930
9,706	Intercontinental Exchange, Inc.	1,246,542
2,678	Mastercard, Inc. - Class A	1,142,193
1,848	McDonald's Corp.	547,950
3,855	Meta Platforms, Inc. - Class A (a)	1,364,516
5,673	Microsoft Corp.	2,133,275
7,622	Mondelez International, Inc. - Class A	552,061
2,125	Salesforce, Inc. (a)	559,173
8,781	The Coca-Cola Co.	517,464
19,996	U.S. Bancorp	865,426
Number of Shares		Value
	United States 69.6% (continued)
1,482	UnitedHealth Group, Inc.	$780,229
3,144	Visa, Inc. - Class A	818,540
6,510	Yum! Brands, Inc.	850,597
		20,086,520
	Total Common Stocks
	(Cost $21,410,845)	27,516,315
Principal Amount
SHORT-TERM INVESTMENTS 4.1%
	Money Market Deposit Account 4.1%
$1,193,836	U.S. Bank N.A., 4.210% (b)	1,193,836
	Total Short-Term Investments
	(Cost $1,193,836)	1,193,836
	Total Investments 99.4%
	(Cost $22,604,681)	28,710,151
	Other Assets in Excess of Liabilities 0.6%	160,429
	TOTAL NET ASSETS 100.0%	$28,870,580

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2023.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2023 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Staples	19.6%
Information Technology	16.3
Financials	16.3
Consumer Discretionary	13.7
Communication Services	11.9
Health Care	6.6
Utilities	4.0
Real Estate	3.9
Industrials	3.0
Total Common Stocks	95.3
Total Short-Term Investments	4.1
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2023 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.0%
	Australia 4.8%
783,016	APA Group	$4,556,824
902,361	Atlas Arteria Ltd.	3,554,200
1,469,244	Transurban Group	13,726,667
		21,837,691
	Belgium 1.2%
44,121	Elia Group SA/NV	5,518,534
	Canada 14.1%
419,955	Algonquin Power & Utilities Corp.	2,649,578
107,046	Brookfield Renewable Corp. - Class A	3,081,193
120,064	Canadian Utilities Ltd. - Class A	2,889,582
167,467	Emera, Inc.	6,357,187
375,262	Enbridge, Inc.	13,508,922
292,730	Fortis, Inc.	12,042,347
359,307	Hydro One Ltd.	10,765,245
340,660	TC Energy Corp.	13,307,092
		64,601,146
	Chile 0.2%
3,344,924	Aguas Andinas SA - Class A	1,080,539
	France 5.9%
324,371	Getlink SE	5,931,738
58,695	Groupe ADP	7,594,116
107,860	Vinci SA	13,538,464
		27,064,318
	Germany 0.7%
55,075	Fraport AG Frankfurt Airport Services Worldwide (a)	3,329,404
	Hong Kong 1.6%
1,236,659	Power Assets Holdings Ltd.	7,166,398
Number of Shares		Value
	Italy 5.8%
152,166	ACEA SpA	$2,323,209
338,340	Enav SpA	1,283,379
492,289	Italgas SpA	2,815,130
1,993,387	Snam SpA	10,243,770
1,206,572	Terna SpA	10,061,870
		26,727,358
	Mexico 3.1%
198,500	Grupo Aeroportuario del Centro Norte SAB de CV	2,099,324
263,992	Grupo Aeroportuario del Pacifico SAB de CV - Class B	4,630,470
166,298	Grupo Aeroportuario del Sureste SAB de CV - Class B	4,886,699
224,531	Promotora y Operadora de Infraestructura SAB de CV	2,423,153
		14,039,646
	Netherlands 0.6%
76,351	Koninklijke Vopak NV	2,565,712
	New Zealand 1.7%
896,005	Auckland International Airport Ltd. (a)	4,984,414
259,658	Chorus Ltd.	1,290,165
611,929	Vector Ltd.	1,442,882
		7,717,461
	Portugal 0.3%
502,680	REN - Redes Energeticas Nacionais SGPS SA	1,290,218
	Spain 10.7%
75,377	Aena SME SA	13,655,133
344,431	Cellnex Telecom SA	13,559,138
156,041	Enagas SA	2,629,565
379,074	Ferrovial SE (a)	13,818,139
321,593	Redeia Corp. SA	5,293,376
		48,955,351

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2023 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.0% (continued)
	Switzerland 0.8%
18,503	Flughafen Zuerich AG	$3,863,179
	United Kingdom 5.7%
1,001,750	National Grid PLC	13,509,381
158,916	Pennon Group PLC	1,522,254
177,646	Severn Trent PLC	5,839,790
404,166	United Utilities Group PLC	5,458,222
		26,329,647
	United States 38.8%
12,451	ALLETE, Inc.	761,503
58,102	Alliant Energy Corp.	2,980,633
60,223	Ameren Corp.	4,356,532
113,623	American Electric Power Co., Inc.	9,228,460
9,482	American States Water Co.	762,542
45,838	American Tower Corp.	9,895,507
44,463	American Water Works Co., Inc.	5,868,671
32,685	Atmos Energy Corp.	3,788,192
89,687	Avangrid, Inc.	2,906,756
11,347	Avista Corp.	405,542
15,397	Black Hills Corp.	830,668
13,139	California Water Service Group	681,520
137,757	CenterPoint Energy, Inc.	3,935,718
1,671	Chesapeake Utilities Corp.	176,508
67,331	CMS Energy Corp.	3,909,911
76,926	Consolidated Edison, Inc.	6,997,958
76,890	Crown Castle Corp.	8,856,959
189,324	Dominion Energy Corp.	8,898,228
44,967	DTE Energy Co.	4,958,061
98,172	Duke Energy Corp.	9,526,611
44,222	Entergy Corp.	4,474,824
62,698	Essential Utilities, Inc.	2,341,770
53,231	Evergy, Inc.	2,778,658
77,224	Eversource Energy	4,766,265
221,297	Exelon Corp.	7,944,562
121,112	FirstEnergy Corp.	4,439,966
12,205	IDACORP, Inc.	1,199,996
Number of Shares		Value
	United States 38.8% (continued)
8,425	MGE Energy, Inc.	$609,212
6,365	Middlesex Water Co.	417,671
96,750	NiSource, Inc.	2,568,713
7,085	Northwest Natural Holding Co.	275,890
8,752	NorthWestern Energy Group, Inc.	445,389
48,065	OGE Energy Corp.	1,678,911
12,810	ONE Gas, Inc.	816,253
24,614	Pinnacle West Capital Corp.	1,768,270
14,776	PNM Resources, Inc.	614,682
17,663	Portland General Electric Co.	765,514
154,273	PPL Corp.	4,180,798
110,624	Public Service Enterprise Group, Inc.	6,764,658
23,937	SBA Communications Corp.	6,072,578
124,054	Sempra	9,270,555
7,267	SJW Group	474,898
12,582	Spire, Inc.	784,362
127,594	The Southern Co.	8,946,891
70,303	WEC Energy Group, Inc.	5,917,404
122,989	Xcel Energy, Inc.	7,614,249
		177,659,419
	Total Common Stocks
	(Cost $341,081,866)	439,746,021
CLOSED-END FUNDS 1.6%
	Republic of Korea 0.6%
267,385	Macquarie Korea Infrastructure Fund	2,582,708
	United Kingdom 1.0%
1,314,084	HICL Infrastructure PLC	2,321,543
1,224,577	International Public Partnerships Ltd.	2,144,684
		4,466,227
	Total Closed-End Funds
	(Cost $7,572,765)	7,048,935

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2023 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS 1.1%
	Money Market Deposit Account 1.1%
$5,287,959	U.S. Bank N.A., 4.210% (b)	$5,287,959
	Total Short-Term Investments
	(Cost $5,287,959)	5,287,959
	Total Investments 98.7%
	(Cost $353,942,590)	452,082,915
	Other Assets in Excess of Liabilities 1.3%	5,996,582
	TOTAL NET ASSETS 100.0%	$458,079,497

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2023.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	27.4%
Transmission & Distribution	19.6
Toll Roads	11.6
Airports	10.1
Communications	8.7
Energy Infrastructure	7.4
Water Utilities	5.8
Gas Utilities	5.4
Total Common Stocks	96.0
Social	1.0
Toll Roads	0.6
Total Closed-End Funds	1.6
Total Short-Term Investments	1.1
Total Investments	98.7
Other Assets in Excess of Liabilities	1.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2023 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.2%
	France 7.2%
278	Hermes International SCA	$588,875
552	Kering SA	243,142
466	LVMH Moet Hennessy Louis Vuitton SE	377,393
		1,209,410
	Luxembourg 5.7%
5,143	Spotify Technology SA (a)	966,421
	Netherlands 4.0%
885	ASML Holding NV	669,874
	United States 81.3%
3,618	Airbnb, Inc. - Class A (a)	492,555
2,834	Alphabet, Inc. - Class A (a)	395,881
9,274	Amazon.com, Inc. (a)	1,409,092
12,306	Block, Inc. - Class A (a)	951,869
937	Costco Wholesale Corp.	618,495
1,175	Intuit, Inc.	734,410
1,178	Intuitive Surgical, Inc. (a)	397,410
1,580	Mastercard, Inc. - Class A	673,886
2,000	Meta Platforms, Inc. - Class A (a)	707,920
3,579	Microsoft Corp.	1,345,848
27,541	Palantir Technologies, Inc. (a)	472,879
2,878	Roku, Inc. - Class A (a)	263,797
1,703	Salesforce, Inc. (a)	448,127
2,114	ServiceNow, Inc. (a)	1,493,519
7,187	Tesla, Inc. (a)	1,785,827
2,575	Visa, Inc. - Class A	670,401
2,926	Workday, Inc. - Class A (a)	807,752
		13,669,668
	Total Common Stocks
	(Cost $14,134,789)	16,515,373
Principal Amount		Value
SHORT-TERM INVESTMENTS 1.5%
	Money Market Deposit Account 1.5%
$250,617	U.S. Bank N.A., 4.210% (b)	$250,617
	Total Short-Term Investments
	(Cost $250,617)	250,617
	Total Investments 99.7%
	(Cost $14,385,406)	16,765,990
	Other Assets in Excess of Liabilities 0.3%	57,203
	TOTAL NET ASSETS 100.0%	$16,823,193

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2023.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	35.5%
Consumer Discretionary	29.1
Communication Services	13.9
Financials	13.6
Consumer Staples	3.7
Health Care	2.4
Total Common Stocks	98.2
Total Short-Term Investments	1.5
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023 (Unaudited)

	MFG Global Equity Fund	MFG Global Sustainable Fund
ASSETS:
Investments at cost	$2,283,733	$22,604,681
Foreign currency at cost	$62,949	$44,693
Investments at value	$3,781,956	$28,710,151
Foreign currency at value	61,699	45,148
Receivable for investments sold	3,359	—
Dividends and interest receivable	4,647	75,566
Receivable from Adviser	6,410	3,027
Dividend tax reclaim receivable	1,453,672	40,810
Prepaid expenses and other assets	14,817	24,444
Total assets	5,326,560	28,899,146
LIABILITIES:
Dividend withholding tax payable	—	887
Accrued shareholder servicing fees	—	1,537
Accrued expenses	24,167	26,142
Total liabilities	24,167	28,566
Net Assets	$5,302,393	$28,870,580
NET ASSETS CONSIST OF:
Paid in capital	$(850,936)	$25,644,069
Total distributable earnings	6,153,329	3,226,511
Net Assets	$5,302,393	$28,870,580
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$5,302,393	$13,802,023
Authorized	100,000,000	50,000,000
Issued and Outstanding	2,205,274	1,049,267
Net Asset Value, Redemption Price and Offering Price Per Share	$2.40	$13.15
CAPITAL STOCK, $0.01 PAR VALUE		Service Class
Net Assets		$15,068,557
Authorized		50,000,000
Issued and Outstanding		1,145,798
Net Asset Value, Redemption Price and Offering Price Per Share		$13.15

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2023 (Unaudited)

	MFG Core Infrastructure Fund	HyperiUS Global Equity Fund
ASSETS:
Investments at cost	$353,942,590	$14,385,406
Foreign currency at cost	$477,642	$58,972
Investments at value	$452,082,915	$16,765,990
Foreign currency at value	481,191	59,178
Receivable for investments sold	2,973,170	—
Receivable for Fund shares sold	1,133,008	—
Dividends and interest receivable	1,569,833	14,956
Receivable from Adviser	—	9,550
Dividend tax reclaim receivable	383,431	579
Prepaid expenses and other assets	36,030	2,688
Total assets	458,659,578	16,852,941
LIABILITIES:
Payable for Fund shares redeemed	332,439	—
Payable to Adviser	147,301	—
Accrued shareholder servicing fees	20,985	—
Accrued expenses	79,356	29,748
Total liabilities	580,081	29,748
Net Assets	$458,079,497	$16,823,193
NET ASSETS CONSIST OF:
Paid in capital	$371,729,390	$16,977,833
Total distributable earnings (accumulated losses)	86,350,107	(154,640)
Net Assets	$458,079,497	$16,823,193
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$314,436,935	$16,811,086
Authorized	50,000,000	50,000,000
Issued and Outstanding	18,481,999	1,783,349
Net Asset Value, Redemption Price and Offering Price Per Share	$17.01	$9.43
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$143,642,562	$12,107
Authorized	50,000,000	50,000,000
Issued and Outstanding	8,432,542	1,285
Net Asset Value, Redemption Price and Offering Price Per Share	$17.03	$9.42

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2023 (Unaudited)

	MFG Global Equity Fund	MFG Global Sustainable Fund
INVESTMENT INCOME:
Dividend income	$85,469 (1)	$166,400	(2)
Interest income	28,592	39,640
Total investment income	114,061	206,040
EXPENSES:
Investment advisory fees	80,395	110,645
Legal fees	30,118	32,592
Directors' fees and related expenses	23,160	23,159
Fund administration and accounting fees	14,141	16,431
Federal and state registration fees	12,143	19,128
Audit and tax fees	10,228	9,224
Reports to shareholders	8,798	9,282
Custody fees	6,355	7,373
Transfer agent fees	4,520	8,621
Shareholder servicing fees	—	7,430
Other	6,053	5,447
Total expenses before waiver	195,911	249,332
Waiver and reimbursement of expenses by Adviser	(115,516)	(131,258)
Net expenses	80,395	118,074
Net Investment Income	33,666	87,966
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	7,759,337	454,887
Foreign currency transactions	12,240	542
Change in net unrealized appreciation/depreciation on:
Investments	(7,297,622)	2,105,749
Foreign currency translation	74,069	1,718
Net Realized and Unrealized Gain on Investments	548,024	2,562,896
Net Increase in Net Assets Resulting from Operations	$581,690	$2,650,862

(1)  Net of $1,899 in foreign withholding taxes.

(2)  Net of $1,958 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2023 (Unaudited)

	MFG Core Infrastructure Fund	HyperiUS Global Equity Fund
INVESTMENT INCOME:
Dividend income	$7,921,281 (1)	$30,784 (2)
Interest income	212,088	6,083
Total investment income	8,133,369	36,867
EXPENSES:
Investment advisory fees	1,157,019	61,047
Fund administration and accounting fees	87,537	14,532
Shareholder servicing fees	82,002	—
Custody fees	43,476	3,668
Transfer agent fees	42,616	8,167
Legal fees	33,473	34,689
Directors' fees and related expenses	23,159	23,159
Federal and state registration fees	22,081	1,447
Reports to shareholders	14,848	8,602
Audit and tax fees	9,977	9,253
Other	18,869	308
Total expenses before waiver	1,535,057	164,872
Waiver and reimbursement of expenses by Adviser	(296,036)	(103,824)
Net expenses	1,239,021	61,048
Net Investment Income (Loss)	6,894,348	(24,181)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	555,074	(150,306)
Foreign currency transactions	78,388	(46)
Change in net unrealized appreciation/depreciation on:
Investments	(1,591,968)	2,118,878
Foreign currency translation	(8,916)	741
Net Realized and Unrealized Gain (Loss) on Investments	(967,422)	1,969,267
Net Increase in Net Assets Resulting from Operations	$5,926,926	$1,945,086

(1)  Net of $422,118 in foreign withholding taxes.

(2)  Net of $784 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Sustainable Fund
	For the Six Months Ended December 31, 2023 (Unaudited)	For the Year Ended June 30, 2023	For the Six Months Ended December 31, 2023 (Unaudited)	For the Year Ended June 30, 2023
OPERATIONS:
Net investment income	$33,666	$1,278,191	$87,966	$201,725
Net realized gain (loss) on:
Investments	7,759,337	161,856,152	454,887	(2,817,137)
Foreign currency transactions	12,240	119,837	542	10,952
Change in net unrealized appreciation/depreciation on:
Investments	(7,297,622)	(155,697,372)	2,105,749	8,248,642
Foreign currency translation	74,069	87,734	1,718	3,216
Net increase in net assets resulting from operations	581,690	7,644,542	2,650,862	5,647,398
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(22,701,426)	(132,709,162)	(124,915)	(71,451)
Service Class			(116,029)	(114,799)
Decrease in net assets resulting from distributions paid	(22,701,426)	(132,709,162)	(240,944)	(186,250)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	6,500	1,395,306	—	—
Service Class			511,100	3,402,561
Shares issued to holders in reinvestment of distributions:
Institutional Class	22,542,907	117,692,852	106,177	61,688
Service Class			40,562	64,157
Shares redeemed:
Institutional Class	(23,141,660)	(672,702,949)	—	(1,253,938)
Service Class			(5,901,082)	(10,353,592)
Redemption fees:
Institutional Class	—	375	—	1,290
Service Class			—	2,501
Net decrease in net assets resulting from capital share transactions	(592,253)	(553,614,416)	(5,243,243)	(8,075,333)
Total Decrease in Net Assets	(22,711,989)	(678,679,036)	(2,833,325)	(2,614,185)
NET ASSETS:
Beginning of Period	28,014,382	706,693,418	31,703,905	34,318,090
End of Period	$5,302,393	$28,014,382	$28,870,580	$31,703,905
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	611	114,624	—	—
Service Class			40,240	328,166
Shares issued to holders in reinvestment of distributions:
Institutional Class	8,801,068	9,325,436	8,062	5,920
Service Class			3,082	6,153
Shares redeemed:
Institutional Class	(9,233,540)	(48,713,909)	—	(113,466)
Service Class			(486,448)	(978,388)
Net decrease in shares outstanding	(431,861)	(39,273,849)	(435,064)	(751,615)

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		HyperiUS Global Equity Fund
	For the Six Months Ended December 31, 2023 (Unaudited)	For the Year Ended June 30, 2023	For the Six Months Ended December 31, 2023 (Unaudited)	For the Year Ended June 30, 2023
OPERATIONS:
Net investment income (loss)	$6,894,348	$15,096,356	$(24,181)	$(52,744)
Net realized gain (loss) on:
Investments	555,074	13,248,601	(150,306)	(1,390,730)
Foreign currency transactions	78,388	(295,943)	(46)	(984)
Change in net unrealized appreciation/depreciation on:
Investments	(1,591,968)	(38,313,478)	2,118,878	5,114,676
Foreign currency translation	(8,916)	107,391	741	(529)
Net increase (decrease) in net assets resulting from operations	5,926,926	(10,157,073)	1,945,086	3,669,689
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(9,946,780)	(20,932,508)	—	—
Service Class	(4,923,656)	(13,222,631)	—	—
Decrease in net assets resulting from distributions paid	(14,870,436)	(34,155,139)	—	—
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	16,163,990	46,023,259	—	—
Service Class	42,744,857	48,101,000	—	—
Shares issued to holders in reinvestment of distributions:
Institutional Class	8,427,662	17,097,757	—	—
Service Class	3,440,155	8,251,459	—	—
Shares redeemed:
Institutional Class	(17,070,694)	(122,370,023)	(82,824)	(111,420)
Service Class	(75,354,681)	(155,032,914)	—	—
Redemption fees:
Institutional Class	244	457	—	—
Service Class	154	270	—	—
Net decrease in net assets resulting from capital share transactions	(21,648,313)	(157,928,735)	(82,824)	(111,420)
Total Increase (Decrease) in Net Assets	(30,591,823)	(202,240,947)	1,862,262	3,558,269
NET ASSETS:
Beginning of Period	488,671,320	690,912,267	14,960,931	11,402,662
End of Period	$458,079,497	$488,671,320	$16,823,193	$14,960,931
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	973,407	2,816,080	—	—
Service Class	2,748,030	2,798,284	—	—
Shares issued to holders in reinvestment of distributions:
Institutional Class	502,667	962,634	—	—
Service Class	205,196	463,213	—	—
Shares redeemed:
Institutional Class	(1,018,315)	(7,231,715)	(10,200)	(18,000)
Service Class	(4,650,988)	(8,971,923)	—	—
Net decrease in shares outstanding	(1,240,003)	(9,163,427)	(10,200)	(18,000)

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value, Beginning of Period	$10.62		$16.86	$22.59	$19.78	$19.72	$18.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.08 (1)	0.09 (1)	0.09	0.11 (1)	0.17
Net realized and unrealized gain (loss) on investments(2)	0.02		1.83	(3.91)	4.05	1.39	2.38
Total Income (Loss) from Investment Operations	0.04		1.91	(3.82)	4.14	1.50	2.55
LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.16)	(0.10)	(0.01)	(0.14)	(0.17)
From net realized gain on investments	(8.10)		(7.99)	(1.81)	(1.32)	(1.30)	(1.55)
Total Distributions	(8.26)		(8.15)	(1.91)	(1.33)	(1.44)	(1.72)
Redemption fees retained	—		— (3)	— (3)	— (3)	— (3)	— (3)
Net Asset Value, End of Period	$2.40		$10.62	$16.86	$22.59	$19.78	$19.72
Total Return	7.35	%(4)	16.78%	(18.61)%	21.53%	7.58%	15.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,302		$28,014	$706,693	$1,280,872	$1,162,448	$1,125,305
Ratio of expenses to average net assets
Before waivers and reimbursements	1.94	%(5)	0.94%	0.86%	0.84%	0.85%	0.85%
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.81	)%(5)	0.44%	0.36%	0.37%	0.49%	0.80%
Net of waivers and reimbursements	0.33	%(5)	0.58%	0.42%	0.41%	0.54%	0.85%
Portfolio turnover rate	19	%(4)	39%	32%	25%	45%	34%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Period Ended June 30, 2020(1)
Net Asset Value, Beginning of Period	$12.06		$10.15	$12.70	$10.43	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.08	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments(2)	1.17		1.89	(2.16)	2.24	0.39
Total Income (Loss) from Investment Operations	1.21		1.97	(2.11)	2.30	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.06)	(0.05)	(0.03)	(0.01)
From net realized gain on investments	—		—	(0.39)	—	—
Total Distributions	(0.12)		(0.06)	(0.44)	(0.03)	(0.01)
Redemption fees retained	—		— (3)	— (3)	— (3)	—
Net Asset Value, End of Period	$13.15		$12.06	$10.15	$12.70	$10.43
Total Return	9.94	%(4)	19.63%	(17.37)%	22.05%	4.36	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,802		$12,559	$11,663	$12,851	$10,537
Ratio of expenses to average net assets
Before waivers and reimbursements	1.75	%(5)	1.50%	1.45%	2.03%	2.26	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.26	)%(5)	0.01%	(0.20)%	(0.74)%	(0.82	)%(5)
Net of waivers and reimbursements	0.69	%(5)	0.71%	0.45%	0.49%	0.64	%(5)
Portfolio turnover rate(6)	23	%(4)	49%	40%	29%	43	%(4)

(1)  Commenced operations on October 9, 2019.

(2)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023	Year Ended June 30, 2022	Period Ended June 30, 2021(1)
Net Asset Value, Beginning of Period	$12.05		$10.15	$12.70	$11.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.07	0.05 (2)	0.07
Net realized and unrealized gain (loss) on investments(3)	1.15		1.89	(2.17)	1.20
Total Income (Loss) from Investment Operations	1.20		1.96	(2.12)	1.27
LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.06)	(0.04)	(0.03)
From net realized gain on investments	—		—	(0.39)	—
Total Distributions	(0.10)		(0.06)	(0.43)	(0.03)
Redemption fees retained	—		— (4)	— (4)	—	(4)
Net Asset Value, End of Period	$13.15		$12.05	$10.15	$12.70
Total Return	9.97	%(5)	19.36%	(17.41)%	11.07	%(5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$15,069		$19,145	$22,655	$17,562
Ratio of expenses to average net assets
Before waivers and reimbursements	1.84	%(6)	1.60%	1.55%	1.90	%(6)
Net of waivers and reimbursements	0.90	%(6)	0.90%	0.90%	0.90	%(6)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.36	)%(6)	(0.13)%	(0.27)%	(0.23	)%(6)
Net of waivers and reimbursements	0.58	%(6)	0.57%	0.38%	0.77	%(6)
Portfolio turnover rate(7)	23	%(5)	49%	40%	29	%(5)

(1)  Commenced operations on October 20, 2020.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)  Less than one cent per share.

(5)  Not annualized.

(6)  Annualized.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value, Beginning of Period	$17.35		$18.50	$18.43	$16.34		$17.16	$15.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.49 (1)	0.49 (1)	0.46		0.41	0.45
Net realized and unrealized gain (loss) on investments(2)	(0.04)		(0.60)	0.13	2.09		(0.81)	1.77
Total Income (Loss) from Investment Operations	0.21		(0.11)	0.62	2.55		(0.40)	2.22
LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.48)	(0.55)	(0.46)		(0.42)	(0.44)
From net realized gain on investments	(0.27)		(0.56)	—	—		—	(0.02)
Total Distributions	(0.55)		(1.04)	(0.55)	(0.46)		(0.42)	(0.46)
Redemption fees retained	—	(3)	— (3)	— (3)	—	(3)	— (3)	—
Net Asset Value, End of Period	$17.01		$17.35	$18.50	$18.43		$16.34	$17.16
Total Return	1.35	%(4)	(0.60)%	3.33%	15.72%		(2.40)%	14.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$314,437		$312,651	$397,226	$523,439		$449,609	$402,142
Ratio of expenses to average net assets
Before waivers and reimbursements	0.63	%(5)	0.60%	0.57%	0.58	%(6)	0.58%	0.79%
Net of waivers and reimbursements	0.50	%(5)	0.50%	0.50%	0.50	%(6)	0.50%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.92	%(5)	2.67%	2.51%	2.52	%(7)	2.41%	2.74%
Net of waivers and reimbursements	3.05	%(5)	2.77%	2.58%	2.60	%(7)	2.49%	2.83%
Portfolio turnover rate(8)	10	%(4)	12%	32%	17%		18%	18%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.58%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.50%.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.52%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.60%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019
Net Asset Value, Beginning of Period	$17.38		$18.54	$18.48	$16.38		$17.20	$15.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.46	0.49	0.43		0.43 (1)	0.65 (1)
Net realized and unrealized gain (loss) on investments(2)	(0.05)		(0.59)	0.10	2.11		(0.85)	1.57
Total Income (Loss) from Investment Operations	0.20		(0.13)	0.59	2.54		(0.42)	2.22
LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.47)	(0.53)	(0.44)		(0.40)	(0.43)
From net realized gain on investments	(0.27)		(0.56)	—	—		—	(0.02)
Total Distributions	(0.55)		(1.03)	(0.53)	(0.44)		(0.40)	(0.45)
Redemption fees retained(3)	—		—	—	—		—	—
Net Asset Value, End of Period	$17.03		$17.38	$18.54	$18.48		$16.38	$17.20
Total Return	1.30	%(4)	(0.70)%	3.16%	15.63%		(2.49)%	14.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$143,643		$176,020	$293,686	$251,308		$183,676	$105,625
Ratio of expenses to average net assets
Before waivers and reimbursements	0.73	%(5)	0.70%	0.67%	0.68	%(6)	0.69%	0.90%
Net of waivers and reimbursements	0.60	%(5)	0.60%	0.60%	0.60	%(6)	0.60%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.70	%(5)	2.47%	2.50%	2.46	%(7)	2.44%	3.89%
Net of waivers and reimbursements	2.83	%(5)	2.57%	2.57%	2.54	%(7)	2.53%	3.99%
Portfolio turnover rate(8)	10	%(4)	12%	32%	17%		18%	18%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.68%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.60%.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.46%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.54%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023		Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$8.34		$6.29		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)		(0.03	)(2)	(0.02)
Net realized and unrealized gain (loss) on investments(3)	1.10		2.08		(3.69)
Total Income (Loss) from Investment Operations	1.09		2.05		(3.71)
Net Asset Value, End of Period	$9.43		$8.34		$6.29
Total Return	13.07	%(4)	32.59%		(37.10	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$16,811		$14,950		$11,395
Ratio of expenses to average net assets
Before waivers and reimbursements	2.16	%(5)	2.35%		2.28	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%		0.80	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.68	)%(5)	(1.99)%		(2.01	)%(5)
Net of waivers and reimbursements	(0.32	)%(5)	(0.44)%		(0.53	)%(5)
Portfolio turnover rate(6)	8	%(4)	21%		28	%(4)

(1)  Commenced operations on December 15, 2021.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2023 (Unaudited)		Year Ended June 30, 2023		Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$8.33		$6.29		$8.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)		(0.03	)(2)	(0.01)
Net realized and unrealized gain (loss) on investments(3)	1.10		2.07		(1.87)
Total Income (Loss) from Investment Operations	1.09		2.04		(1.88)
Net Asset Value, End of Period	$9.42		$8.33		$6.29
Total Return	13.09	%(4)	32.43%		(23.01	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$12		$11		$8
Ratio of expenses to average net assets
Before waivers and reimbursements	2.16	%(5)	2.35%		2.23	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%		0.80	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.69	)%(5)	(2.00)%		(1.91	)%(5)
Net of waivers and reimbursements	(0.33	)%(5)	(0.45)%		(0.48	)%(5)
Portfolio turnover rate(6)	8	%(4)	21%		28	%(4)

(1)  Commenced operations on March 16, 2022.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of the Frontier MFG Global Equity Fund (the "Global Equity Fund") is capital appreciation. The investment objective of the Frontier MFG Global Sustainable Fund (the "Sustainable Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier HyperiUS Global Equity Fund (the "HyperiUS Fund") is to seek long-term capital growth. The Core Fund is a diversified fund, and each of the Global Equity Fund, the Sustainable Fund and the HyperiUS Fund is a non-diversified fund. The Funds offer two different classes of shares: Institutional Class shares and Service Class shares. Institutional Class and Service Class shares have different shareholder servicing expenses. Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting an individual class.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations of the Fund
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
HyperiUS Fund (a)	Frontegra	H.A.M.L.	Multi-Class • Institutional • Service Class	Dec. 15, 2021

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of December 31, 2023, the Service Class shares of the Global Equity Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Securities are valued at their fair value. Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a predetermined threshold and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value in accordance with the Adviser's fair valuation procedures in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Company has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser as "valuation designee" of the Board of Directors (the "Board") pursuant to policies and procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Adviser uses its Valuation Committee to make any required fair value determinations.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

The following is a summary of the Funds' investments by the inputs used to value the investments as of December 31, 2023:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$3,669,163	$—	$—	$3,669,163
Total Equity	3,669,163	—	—	3,669,163
Short-Term Investments	112,793	—	—	112,793
Total Investments in Securities	$3,781,956	$—	$—	$3,781,956

Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$27,516,315	$—	$—	$27,516,315
Total Equity	27,516,315	—	—	27,516,315
Short-Term Investments	1,193,836	—	—	1,193,836
Total Investments in Securities	$28,710,151	$—	$—	$28,710,151

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$439,746,021	$—	$—	$439,746,021
Closed-End Funds	7,048,935	—	—	7,048,935
Total Equity	446,794,956	—	—	446,794,956
Short-Term Investments	5,287,959	—	—	5,287,959
Total Investments in Securities	$452,082,915	$—	$—	$452,082,915

HyperiUS Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$16,515,373	$—	$—	$16,515,373
Total Equity	16,515,373	—	—	16,515,373
Short-Term Investments	250,617	—	—	250,617
Total Investments in Securities	$16,765,990	$—	$—	$16,765,990

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  Federal Income Taxes

Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations as incurred. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core Fund, dividends from net investment income are usually declared and paid annually. The Core Fund usually declares and pays dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction ("equalization").

The tax character of distributions paid during the six months ended December 31, 2023, and the fiscal year ended June 30, 2023, were as follows:

	Six Months Ended December 31, 2023			Year Ended June 30, 2023
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$411,881	$22,289,545	$22,701,426	$3,072,773	$129,636,389	$132,709,162
Sustainable Fund	240,944	—	240,944	186,250	—	186,250
Core Fund	7,637,934	7,232,502	14,870,436	19,731,675	14,423,464	34,155,139

At June 30, 2023, the Funds' most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Global Equity Fund	Sustainable Fund	Core Fund	HyperiUS Fund
Cost of investments	$18,506,826	$28,764,518	$389,919,042	$15,264,716
Gross unrealized appreciation	$9,681,680	$5,244,459	$112,005,197	$1,681,705
Gross unrealized depreciation	(1,598,419)	(2,058,773)	(24,774,739)	(2,027,574)
Net unrealized appreciation/depreciation	8,083,261	3,185,686	87,230,458	(345,869)
Undistributed ordinary income	377,559	154,005	811,317	—
Undistributed long-term capital gain	19,803,268	—	7,232,473	—
Other accumulated gains (losses)	8,977	(2,523,098)	19,369	(1,753,857)
Total distributable earnings/(losses)	$28,273,065	$816,593	$95,293,617	$(2,099,726)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gains (losses) include unrealized appreciation/depreciation on foreign currency transactions and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

At June 30, 2023, the Sustainable Fund had short-term and long-term capital loss carryforwards that will not expire of $1,080,074 and $1,444,512, respectively, and the HyperiUS Fund had short-term and long-term capital loss carryforwards that will not expire of $1,346,926 and $381,846, respectively.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. The Funds are also permitted to defer into their next fiscal year any net ordinary losses incurred from January 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2023, the HyperiUS Fund deferred, on a tax basis, an ordinary late-year loss of $24,555.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Event

On February 15, 2024, the Board approved a plan of liquidation for the Global Equity Fund, which will occur on or about April 30, 2024. After February 20, 2024 the Global Equity Fund will be closed to most new purchases and exchanges.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Cash equivalents include amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2023, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Sustainable Fund	Core Fund	HyperiUS Fund
Paid in capital	$89,818,154	$—	$2,420,211	$(63,225)
Total distributable earnings (accumulated losses)	(89,818,154)	—	(2,420,211)	63,225

The permanent differences primarily relate to equalization and net operating losses. Such reclassifications may result in negative paid in capital.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a majority-owned subsidiary of Magellan Financial Group Limited and is an affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to an expense cap/reimbursement agreement, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of advisory fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap/reimbursement agreement will continue in effect until October 31, 2025, and may be terminated only by, or with the consent of, the Board.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund - Institutional Class	0.80%	0.80%
Sustainable Fund - Institutional Class	0.80%	0.80%
Sustainable Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
HyperiUS Fund - Institutional Class	0.80%	0.80%
HyperiUS Fund - Service Class	0.80%	0.95%

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause a Fund's expense ratio to exceed the lesser of (a) the expense limitation in place at the time of the waiver and/or expense payment, or (b) the expense limitation in place at the time of recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2024	2025		2026	2027	Total
Global Equity Fund	$378,254	$614,614		$316,901	$115,516	$1,425,285
Sustainable Fund	143,563	235,935		227,821	131,258	738,577
Core Fund	341,781	621,176		557,548	296,036	1,816,541
HyperiUS Fund	—	100,350	(a)	187,707	103,824	391,881

(a) Expenses waived/reimbursed were for the period December 15, 2021, through June 30, 2022.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Sustainable and Core Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

Frontegra has also entered into a subadvisory agreement under which H.A.M.L. serves as the subadviser to the HyperiUS Fund and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, H.A.M.L. is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2023, each Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Affiliates of the Adviser own a controlling interest in the Sustainable Fund and the HyperiUS Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2023, are summarized below:

	Global Equity Fund	Sustainable Fund	Core Fund	HyperiUS Fund
Purchases	$3,156,498	$6,039,576	$45,372,541	$1,275,510
Sales	$24,771,751	$10,261,579	$68,586,410	$1,333,564

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  SHAREHOLDER SERVICING FEE

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of December 31, 2023, the Service Class shares of the Global Equity Fund had not commenced operations. For the six months ended December 31, 2023, the Service Plan expenses were as follows:

Service Plan Expenses
Sustainable Fund - Service Class	$7,430
Core Fund - Service Class	$82,002
HyperiUS Fund - Service Class	$—

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 26, 2024

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer
(Principal Financial Officer)

Date:	February 26, 2024

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